SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


           ----------------------------------------------------------

                                  April 6, 1998


                Date of Report (Date of earliest event reported)


                                TANDY CORPORATION


               (Exact name of registrant as specified in charter)


      Delaware                   1-5571                         75-1047710
 (State or other              (Commission File Number)         (IRS Employer
  jurisdiction                                              Identification No.)
 of incorporation)



              100 Throckmorton, Suite 1800, Fort Worth, Texas 76102
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code (817) 415-3700

Item 5. OTHER

The text of a press release issued by the Company on April 6, 1998, is set forth below:

                   Tandy Announces Management Changes for 1999
                         John V. Roach Remains Chairman
                           Leonard H. Roberts Becomes
                             Chief Executive Officer


FORT WORTH, TEXAS -- The Tandy Board of Directors announced that it has accepted the plan of Chairman and Chief Executive Officer, John V. Roach, to step down as Chief Executive Officer at the end of 1998. The Board has selected Leonard H. Roberts, the company's President, to become Chief Executive Officer effective January 1, 1999. Mr. Roach will continue to fulfill his dual role of Chairman and Chief Executive Officer until the end of the year when he will become a non executive Chairman of the Board.

"While I expect to be an active supporter and cheerleader of the company as Chairman, I have long planned to retire at age 60, which will occur later this year. After 31 years with Tandy and 20 years with the principal responsibility for the strategic direction and day-to-day progress of the company, I am pleased to have Leonard Roberts assume that responsibility. Len, in his five years with the company, has proven that he can provide the leadership so important in the future," said Mr. Roach.

"Tandy and RadioShack have a tremendous heritage and tradition. I believe we are well positioned for growth into the next millennium," said Leonard H. Roberts, President of Tandy and RadioShack.

In the press release set forth above, the Company makes certain forward-looking statements. These statements are based on the Company's currant expectations and are subject to a number of risks and uncertainties that could cause actual results in the future to differ significantly from results expressed or implied in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include but are not limited to uncertainties regarding the extent of consumer demand for products and services, and the risks associated with competitive products and pricing. Additional risks are set forth in more detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 6th day of April, 1998.


                                                      TANDY CORPORATION
                                                      (Registrant)



Date April 6, 1998                                    /s/ Dwain H. Hughes

                                                      Dwain H. Hughes
                                                      Senior Vice President and
                                                      Chief Financial Officer